First Quarter 2020 Financial Review Earnings Call April 28, 2020

2 Important Notices and Disclaimers Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, including, without limitation, future financial and operating results; costs and revenues; economic conditions generally and in our markets and among our customer base; the challenges and uncertainties caused by the COVID-19 pandemic; the measures we have taken in response to the COVID-19 pandemic; our participation in the PPP Loan program; loan demand; changes in the mix of our earning assets and our deposit and wholesale liabilities; net interest margin; yields on earning assets; interest rates and yield curves (generally and those applicable to our assets and liabilities); credit quality, including loan performance, non-performing assets, provisions for loan losses, charge-offs, other-than-temporary impairments and collateral values; market trends; rebranding and staff realignment costs and expected savings; and customer preferences, as well as statements with respect to our objectives, expectations and intentions and other statements that are not historical facts. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward- looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “point to,” “project,” “could,” “intend,” “target,” “goals,” “outlooks,” “modeled,” and other similar words and expressions of the future. Forward-looking statements, including those as to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the Company’s actual results, performance, achievements, or financial condition to be materially different from future results, performance, achievements, or financial condition expressed or implied by such forward-looking statements. You should not rely on any forward-looking statements as predictions of future events. You should not expect us to update any forward-looking statements. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, together with those risks and uncertainties described in “Risk factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2019 and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website www.sec.gov. Interim Financial Information Unaudited financial information as of and for interim periods, including as of and for the three month periods ended March 31, 2020 and 2019, may not reflect our results of operations for our fiscal year ending, or financial condition as of December 31, 2020, or any other period of time or date. Non-GAAP Financial Measures The Company supplements its financial results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) with non- GAAP financial measures, such as “adjusted noninterest income”, “adjusted noninterest expense”, “adjusted net income”, “operating income”, “adjusted net income per share (basic and diluted)”, “adjusted return on assets (ROA)”, “adjusted return on equity (ROE)”, and other ratios. This supplemental information should not be considered in isolation or as a substitute for the GAAP measures presented herein. We use certain non-GAAP financial measures, including those mentioned above, both to explain our results to shareholders and the investment community and in the internal evaluation and management of our businesses. Our management believes that these non-GAAP financial measures and the information they provide are useful to investors since these measures permit investors to view our performance using the same tools that our management uses to evaluate our past performance and prospects for future performance, especially in light of the additional costs we have incurred in connection with the Company’s restructuring activities that began in 2018 and continued into 2020, the one-time gain on sale of the vacant Beacon land in the fourth quarter of 2019 and the Company’s increase of its allowance for loan losses in 2020. While we believe that these non-GAAP financial measures are useful in evaluating our performance, this information should be considered as supplemental and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may differ from similar measures presented by other companies.

Business Continuity Plan Status 3 • Ensuring all operational processes are being executed on a daily basis with minimal impact to customers Operations, • Surveying critical vendor/suppliers readiness Technology & • Ensuring systems stability and bandwidth capacity to accommodate significant levels of connectivity for remote workforce Facilities • Monitoring digital banking capability to support any increase in volume of transactions • Continuous monitoring to detect and prevent suspicious activity, including any potential COVID-19 related incidents • Implemented reduced banking center hours and alternative web- and mobile-based services, such as web-enabled customer service appointments • Multiple communications sent to customers: (i) Promoting electronic channels, (ii) Advising any changes to services/ availability at branches, (iii) Launching customer assistance programs • Constant communication with employees on: (i) Health and safety, (ii) Leveraging technology, (iii) Security guidelines, (iv) Communications Tool kits for remote work and supervision • Running security awareness campaigns to customers and employees related to fraud and scams in light of COVID19 and Federal Government assistance programs • Refined Policy relating to: (i) Business travel and training, (ii) Vendor on-site visits, (iii) Remote work, (iv) Employee Human Benefits Resources • Protecting our employees through increased frequency of cleaning premises and sanitizing of high-traffic areas • Reviewed existing credit approval practices to ensure sound underwriting standards while continuing to do business, Credit Quality enhancing the monitoring of the entire loan portfolio • Ongoing review of credit exposures by industry and geography to identify loans susceptible to increased credit risk in light of the COVID-19 pandemic Implemented remote-work arrangements across the organization, with 86% of our employees currently working remotely

4 Relief Programs to Support Our Clients 2 and Communities * The following credit programs and initiatives started in March and continue into April: • Convert P&I loans to IO for a 90 day period w/o escrow deferral Deferral • Convert P&I loans to IO for a 90 day period with escrow deferral Programs • Defer loan payments 90 days (includes escrow, if applicable) • Convert P&I loans to IO for a 180 day period • Loans up to $10,000,000 SBA Paycheck • Term: 2 years Protection • Interest Rate: 1% Program (“PPP”) - CARES • No Guarantee Fees/Prepayment Penalty/Collateral Act • 100% of the Loan may be forgiven by the Federal Government • No “Credit Elsewhere” Requirements • Mobile check deposit limits increased: Daily - $10,000 and Monthly - $20,000 • Waived Amerant Bank ATM fees for anyone using one of our ATMs until further notice Other • Waived ATM fees for Amerant Bank customers using any ATM until further notice Initiatives • Other customer fees waived on deposit accounts, based on specific customer needs • Waived late payment fees on all consumer and business loans until further notice • No negative reporting to the credit bureaus for past due loan balances until further notice * Exclusions and conditions apply * Exclusions and conditions apply

5 Relief Requests 25 As of April 24th, 2020 • $1,120 MM or 20% of total loans, 57% 90-day int. only, 40% 90-day no payments, 3% 180-day int. only • 73% FL / 20% TX / 7% NY Relief Requests • 92% of relief requests are on loans secured with RE collateral Summary • 20 largest relief requests account for 56% of total requests, mainly CRE hotels, CRE retail, gas stations and apparel manufacturing • 86% of CRE relief requests are for hotels and retail • CRE requests as % of their respective portfolios: Hotels 69%, Retail 36%, Industrial 31%, Office 10%, and Multifamily 2.3% • Approvals Received: 485 loans totaling $130 million PPP Requests • Average loan size: $268 thousand Summary • SBA team ready to support additional requests from customers for the 2nd phase of PPP with improved processes

6 26 Protective Measures & Mitigants 6 • Maintaining high cash position at the Federal Reserve with $271.0 million in cash and equivalents as of the end of the first quarter, more than double our usual position • $1.2 billion available under the FHLB credit line • $200 million available through FED’s discount window via securities pledged • Proactive repricing of deposits following FED’s rate cuts during March 2020 • Restructuring wholesale funding to take advantage of low market rates • Leveraging opportunities for higher-yield investments • Actively managing the duration of the investment portfolio by adding long-term bonds resulting in a gain of $9.2 million • Composition of investment portfolio partially offsetting overall credit exposure of balance sheet given high percentage of government guaranteed securities • Frequent re-evaluation and monitoring of the credit pipeline in light of new market conditions • Increased provision for loan losses to $22.0 million to account for estimated portfolio deterioration due to COVID-19

Performance Highlights 1Q20 7 • Net income decreased 74.9% in 1Q20 over 4Q19, and 74.1% compared to same period last year; Operating income(1) was $16.7 million in 1Q20, up 12.5% from $14.8 million in 4Q19, and flat from $16.6 million in the same period of 2019. • Noninterest income increased 37.2% over 4Q19 and 66.5% compared to same period last year, driven Profitability mainly by increased net gain on sale of securities as the Company repositioned its portfolio in lower rate environment • Active investment portfolio and wholesale management to mitigate impact of lower rates • Noninterest expense decreased 13.3% and 13.6% over 4Q19 and 1Q19, respectively, largely driven by lower salaries and employee benefits expenses and lower legal and other professional fees • Total Loans were $5.7 billion, down 1.3% from December 2019, mainly from seasonally lower activity and Balance Sheet further slowdown in loan production as a result of COVID-19 • Total deposits were $5.8 billion, up 1.5% from December 2019, driven by strong domestic deposit growth • Provision for loan losses of $22.0 million to account for estimated portfolio deterioration due to COVID-19; will continue to reassess provisions as conditions evolve Credit Quality • Higher ALL coverage this quarter at 1.29%, up from 0.91% in 4Q19 • The ratio of loan charge-offs to average total loans in first quarter 2020 remains below 10 basis points (1) See Appendix 1 "Non-GAAP Financial Measures Reconciliations" for a reconciliation of these non-GAAP financial measures to their GAAP counterparts

8

First Quarter 2020 Results

($ in millions, except per share items and percentages)	1Q19	4Q19	1Q20
Net Interest Income	$55.4	$51.3	$49.2
Net Interest Margin (NIM)	2.96%	2.74%	2.65%
(Reversal of) Provision for Loan Losses	—	(0.3)	22.0
Noninterest Income	13.2	16.0	21.9
Noninterest Expense	51.9	51.7	44.9
Adjusted Noninterest Expense(1)	51.0	51.6	44.5
Net Income	13.1	13.5	3.4
Adjusted Net Income(1)	13.8	11.4	3.7
Earnings per Share - Basic	$0.31	$0.32	$0.08
Adjusted Earnings per Share - Basic(1)	$0.33	$0.27	$0.09
Earnings per Share - Diluted(2)	$0.30	$0.31	$0.08
Adjusted Earnings per Share - Diluted(1)	$0.32	$0.26	$0.09
Operating Income(1)	16.6	14.8	16.7
Credit Quality			
Allowance for loan losses to Total loans(3)(4)	1.05%	0.91%	1.29%

(1) See Appendix 1 "Non-GAAP Financial Measures Reconciliations" for a reconciliation of these non-GAAP financial measures to their GAAP counterparts
(2) See Appendix 1 "Non-GAAP Financial Measures Reconciliations" footnote [2] for more detail on diluted shares.
(3) Total gross loans are net of deferred loan fees and costs. At March 31, 2019, total loans include $10.0 million in loans held for sale. There were no loans held for sale at any of the other dates presented.
(4) Allowance for loan losses was $72.9 million, $52.2 million and $60.3 million as of March 31, 2020, December 31, 2019 and March 31, 2019, respectively.
(5) Calculated based upon the average daily balance of stockholders' equity
(6) Calculated based upon the average daily balance of total assets
(7) Efficiency ratio is the result of noninterest expense divided by the sum of noninterest income and net interest income
(8) Adjusted efficiency ratio is the efficiency ratio less the effect of restructuring costs and other adjustments management believes are useful to understand the Company's performance, described in Appendix 1 - "Non-GAAP Financial Measures Reconciliation"

Return on Equity(5) (ROE)


6.87%
6.44%
1.61%
1Q19
4Q19
1Q20

Adjusted ROE(1)(5)


7.25%
5.45%
1.74%
1Q19
4Q19
1Q20

Return on Assets(6) (ROA)


0.65%
0.68%
0.17%
1Q19
4Q19
1Q20

Adjusted ROA(1)(6)


0.69%
0.57%
0.19%
1Q19
4Q19
1Q20

Efficiency Ratio(7)


75.7%
76.9%
63.1%
1Q19
4Q19
1Q20

Adjusted Efficiency Ratio(1)(8)


74.4%
80.1%
62.6%
1Q19
4Q19
1Q20

Investment Portfolio 9 Investment Securities Balances and Yields (1) Highlights ($ in millions) 1,750 • Leveraging opportunities for higher-yield, longer duration $24.2 investments $23.8 $70.3 $23.5 $73.9 $83.9 • Effective duration of 3.0 years as expected prepayment 1,500 speeds accelerated in the mortgage securities portfolio $1,568.8 $1,601.3 due to lower interest rates $1,528.1 1,250 • Floating portion of the portfolio continues to decrease, 1Q19 4Q19 1Q20 now at 14.6% of the total portfolio Available for Sale (AFS) Held to Maturity (HTM) Marketable Equity Securities (2) Investments Securities Fixed vs. Floating Investment Securities by Type March 31, 2020 Mar. 2019 Mar. 2020 U.S. Gov't agency 13.2% 14.6% 16.8% U.S. Gov't Municipals 6.2% 3.5 yrs 3.0 yrs Effective Effective sponsored Duration Duration enterprises 57.5% Corporate debt 83.2% 85.4% 17.1% Marketable Equity Fixed rate Floating rate Securities 1.4% (1) Excludes Federal Reserve Bank and FHLB stock US treasury 4.6% (2) The Company adopted ASU 2016-01 on December 31, 2019. Marketable Equity Securities shown for prior quarters only for comparative purposes

10 Loan Portfolio Highlights (1) Loan Composition Geographic Mix (Domestic) (Domestic) 1.9% 1.8% 1.8% 1.5% 2.5% 6,000 0.5% 0.4% 0.4% 0.3% 0.3% 9.3% 9.2% 9.2% 9.4% 10.0% 5,000 $775 $812 $808 $772 $752 14.0% 14.4% 14.4% 15.6% 16.3% $943 $1,010 $965 $1,029 4,000 $1,040 20.3% 19.6% 21.6% 21.5% 19.1% 3,000 ($ in Millions) 2,000 $3,789 $3,753 $3,689 $3,817 $3,705 52.7% 53.9% 54.6% 51.7% 51.8% 1,000 0 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 CRE Owner Occupied Single Family Residential Florida Texas New York FI & Acceptances C&I Consumer • Continued focus on domestic lending activities amid slowdown in Florida partially offset by net growth in the Texas market • Loan portfolio down this quarter on lower C&I and CRE loan portfolios, partially offset by consumer and owner occupied loans. Consumer loans include $60 million in high-yield indirect consumer loans purchased during the quarter (1) Excludes loans held for sale and certain loans based on country of risk

11

Credit Quality

Non-Performing Assets [1] / Total Assets


0.26%
0.41%
0.42%
0.41%
0.41%
1Q19
2Q19
3Q19
4Q19
1Q20

Allowance for Loan Losses ($ in millions)


$60.3
$57.4
$53.6
$52.2
$72.9
1.05%
0.99%
0.93%
0.91%
1.29%
1Q19
2Q19
3Q19
4Q19
1Q20
Allowance for Loan Losses
ALL as a % of Total Loans

Allowance for Loan Losses / Total NPL [2]


2.9x
1.8x
1.6x
1.6x
2.2x
1Q19
2Q19
3Q19
4Q19
1Q20

Net Charge-Offs / Average Total Loans [3]


0.10%
0.11%
0.16%
0.08%
0.09%
1Q19
2Q19
3Q19
4Q19
1Q20

- Credit quality and reserve coverage remains strong; the ratio of ALL to total loans increased to 1.29% from 0.91% in the prior quarter. Non-performing assets to total assets remains steady at 0.41%
- Provision for loan losses of $22.0 million to account for estimated portfolio deterioration due to COVID-19

[1] Non-performing assets include all accruing loans past due 90 days or more, all nonaccrual loans, restructured loans that are considered "troubled debt restructurings" or "TDRs", and OREO properties acquired through or in lieu of foreclosure. Non-performing assets were $33.4 million, $33.0 million and $20.5 million as of March 31, 2020, December 31, 2019 and March 31, 2019, respectively

[2] Non-performing loans include all accruing loans 90 days or more past due, all nonaccrual loans and restructured loans that are considered TDRs. Non-performing loans were $33.4 million, $32.9 million, and $20.5 million as of March 31, 2020, December 31, 2019, and March 31, 2019, respectively

[3] Calculated based upon the average daily balance of outstanding loan principal balance net of deferred loan fees and costs, excluding the allowance for loan losses

12 Interest-Earning Assets(1) ($ in millions, except for percentages ) 9,000 8,000 7,000 $1,701 $1,651 $1,633 $1,739 $1,770 6,000 $5,744 $5,813 $5,754 $5,744 $5,668 5,000 4.74% 4.75% 4.64% 4,000 4.47% 4.31% 3,000 2,000 2.98% 2.85% 2.73% 2.66% 2.59% 1,000 0 1Q19 2Q19 3Q19 4Q19 1Q20 Loans Investments Loan Yield Investment Yield • Loan yield decreased 16 bps versus previous quarter, primarily driven by declining interest rates and lower prepayment penalties as early loan payoffs slowed this quarter compared to fourth quarter of 2019 • Investment yield declined primarily attributed to repricing of floating securities and reinvestments at lower market rates, as well as higher expected prepayment speeds in the portfolio, partially offset by purchases of higher-yielding longer duration assets (1) Balances represent period-end outstanding amounts

13

Wholesale Funding

FHLB and Other Borrowings[1] by Maturity
March 31, 2020


2021
16.6%
2020
17.0%
2022
13.4%
2023 and
after 53.0%

Advances from the Federal Home Loan Bank and Other Borrowings[1]
($ in millions)

Year of Maturity	Interest Rate	1Q19	4Q19	1Q20
2019	1.80% to 3.86%	$ 385	$ —	$ —
2020	0.44% to 2.63%	265	285	215
2021	1.75% to 3.08%	210	210	210
2022	0.65% to 2.80%	120	120	170
2023 and after	0.62% to 3.23%	90	620	670 (1)
Total		**$ 1,070**	**$ 1,235**	**$ 1,265**

(1) 1Q20 and Q419 include $530 million in callable advances with fixed interest rates ranging from 0.62% to 0.97%.

Highlights

- In 1Q20, replaced Federal Home Loan Bank ("FHLB") advances at lower costs via maturities and prepayments
- In April 2020, modified maturities on $420.0 million fixed-rate FHLB advances resulting in 26 bps of annual savings for this portfolio and representing $2.4 million cost savings for the rest of 2020
- Expect to continue leveraging opportunities in the wholesale market in order to drive down funding costs

(1) As of March 31, 2020, the Other Borrowings outstanding is zero

Deposit Highlights 14 Deposit Composition Mix by Country of Domicile ($ in millions, except for percentages) International Deposits 7,000 ($ in millions) ~12% Compound Annual Decline Rate $5,888 6,000 $5,819 $5,693 $5,757 $5,842 $589 $619 $566 $682 $647 5,000 $1,770 $4,490 $1,721 $1,714 $1,758 $1,894 $4,093 $3,500 $2,635 CDs $3,031 $2,588 44% 4,000 1.36% 1.40% 1.39% 1.36% 1.28% ] 2015 2016 2017 2018 2019 1Q20 3,000 Domestic Deposits ($ in millions) 2,000 $3,529 $3,479 $3,413 $3,317 $3,301 ~12% CAGR 1,000 $2,823 $3,001 $3,122 $3,254 56% 0 $2,030 $2,484 1Q19 2Q19 3Q19 4Q19 1Q20 Transaction Deposits Customer CDs 2015 2016 2017 2018 2019 1Q20 Brokered Deposits Cost of Deposits Highlights • Total deposits up on strong domestic growth enabled by higher capture of online CDs as well as relationship money market deposits as a result of increased cross-selling efforts. Online CDs increased $69.0 million, or 50.2% in the quarter compared to 4Q19 • Cost of interest bearing deposits down versus prior quarter due to proactive repricing of CDs, relationship money market and tiered products. Also contributing was the slow down in the decline of international deposits, which was 1.8% in 1Q20 compared to 2.1% in 4Q19 and 3.5% in 1Q19

15

Net Interest Income and NIM

Net Interest Income (NII) and NIM (%)

($ in millions, except for percentages)


60
50
40
30
20
10
0
$55.4
$53.8
$52.6
$51.3
$49.2
2.96%
2.92%
2.80%
2.74%
2.65%
1Q19
2Q19
3Q19
4Q19
1Q20
Net Interest Income
NIM

Commentary

- NIM down in 1Q20 primarily on:
  - Lower prepayment penalties in the current quarter as loan payoffs slowed
  - Higher average volume of time deposits
  - Lower average loan balances
- Proactive steps in 1Q20 to preserve NIM:
  - Redemption of $26.8 million in TruPs on January 30, 2020, reducing annual cost by $2.4million
  - Strategic deposit rate cuts on time deposits, relationship money market accounts and tier pricing for top commercial customers which largely muted impact on NII of emergency rate cuts implemented by the Federal Reserve
  - Leveraged opportunities for higher-yield investments and lower-cost funding, including FHLB and brokered CDs
  - Sought to reduce asset sensitivity
  - Continued focusing on relationship accounts to enhance demand deposit account (DDA) balances and online CDs as a lower cost alternative to brokered deposits
  - In early April, modified maturities on $420.0 million fixed-rate FHLB advances, resulting in 26 bps of annual savings and $2.4 million of savings for the remainder of 2020

16

Noninterest Income Mix

Noninterest Income Mix


($ in millions)
22
20
18
16
14
12
10
8
6
4
2
0
$13.2
$14.1
$13.8
$16.0
$21.9
$5.4
$6.1
$5.8
$7.8
$13.5
$3.7
$3.7
$3.6
$3.9
$4.1
$4.1
$4.3
$4.4
$4.3
$4.3
1Q19
2Q19
3Q19
4Q19
1Q20
Deposits and service fees
Brokerage, advisory and fiduciary activities
Other noninterest income

Commentary

- Other noninterest income in the first quarter of 2020 includes:
  - $9.2 million net gain on securities sold in order to replace them with longer duration bonds to mitigate higher expected prepayments on mortgage-related securities in a low interest rate market
  - Lower derivative income of $0.9 million due to a decline in customer activity
- Brokerage and advisory fees increased due to an improved allocation of assets under management into our advisory services and higher volume of customer trading activity as a result of increased market volatility

Assets Under Management/Custody


1Q19(1)
1Q20
94%
93%
$1.69B
$1.57B
6%
7%
Domestic
International

(1) The Company revised its domestic and international assets under management presentation in 1Q20. Prior year information has been revised for comparative purposes, resulting in a change from 97% international and 3% domestic as previously reported in 1Q19

17

Noninterest Expense

Noninterest Expense Mix

($ in millions, except for FTEs)


60
50
40
30
20
10
0
$51.9
$52.9
$52.8
$51.7
$44.9
$18.5
$18.8
$18.9
$15.7
$15.6
$33.4
$34.1
$33.9
$36.0
$29.3
889
839
838
829
825
1Q19
2Q19
3Q19
4Q19
1Q20
Salaries and employee benefits
Other operating expenses
FTE

Commentary

- Decline in salaries and employee benefits expense in 1Q20 reflects:
  - Changes to various variable compensation programs as Amerant continues its comprehensive review of total employee compensation
  - A decline in amortization expense related to the 2018 IPO restricted stock grant, including effect of a large forfeiture in the quarter
- Lower legal and other professional fees, mainly due to a decline in amortization expense related to the directors' stock-based compensation

Noninterest Expenses / Average Total Assets[1]

($ in millions, except for percentages)


10,000
8,000
6,000
4,000
2,000
0
$8,063
$7,867
$7,917
$7,906
$7,951
2.58%
2.70%
2.64%
2.60%
2.27%
1.66%
1.74%
1.70%
1.81%
1.48%
0.92%
0.96%
0.95%
0.79%
0.79%
1Q19
2Q19
3Q19
4Q19
1Q20
Average Total Assets
Salaries and employee benefits
Other operating expenses
Total Noninterest Expense

[1] Calculated based upon the average daily balance of total assets. Noninterest expenses for the three months presented have been annualized.

18

Adjusted Noninterest Expense[1]

Adjusted Noninterest Expense Mix


($ in millions, except for FTEs)
60
50
40
30
20
10
0
$51.0
$17.6
$33.4
889
$51.6
$15.7
$35.9
829
$44.5
$15.2
$29.3
825
1Q19
4Q19
1Q20
Salaries and employee benefits
Other operating expenses
FTE

[1] See Appendix 1 "Non-GAAP Financial Measures Reconciliations" for a reconciliation of these non-GAAP financial measures to their GAAP counterparts

Commentary

- Restructuring expenses of $0.4 million in 1Q20 due to staff reduction and digital transformation expenses, as we moved forward with the implementation stage of Salesforce® and nCino®
- Restructuring expenses decreased 62.1% in 1Q20 from 1Q19 due to the absence of rebranding costs incurred related to the prior year's transformation efforts
- Since 1Q19, staff has been reduced by 64 FTEs or 7.2%. No staffing changes resulting from the COVID-19 pandemic in 1Q20

Adjusted Noninterest Expenses /Avg. Total Assets[2]


($ in millions, except for percentages)
10,000
8,000
6,000
4,000
2,000
0
$8,063
2.53%
1.66%
0.87%
$7,906
2.59%
1.80%
0.79%
$7,951
2.25%
1.48%
0.77%
1Q19
4Q19
1Q20
Average Total Assets
Other operating expenses
Salaries and employee benefits
Total Noninterest Expense

[2] Calculated based upon the average daily balance of total assets. Noninterest expenses for three months presented have been annualized

Interest Rate Sensitivity 19 Commentary Loan Portfolio & Repricing Detail • The Company continues to be asset sensitive as over half of loans have floating rate structures or mature within a year (As of March 31, 2020) • Actively managing investment portfolio seeking to reduce asset By Rate Type By Interest Type sensitivity in low interest rate environment and protect the NIM • Purchased 30-year U.S. Treasuries, CMOs, and other securities with Swap Fixed 5% prepayment protection to mitigate impact to duration arising from 49% higher expected prepayments on mortgage-related securities Fixed Prime 49% 8% Impact on NII from Interest Rate Change(1) (As of March 31, 2020) 3.6% 2.1% Adjustable Libor 51% 36% 0.0% UST 190 2% By Repricing Term -2.8% 1-3 years -5.1% 9% 4-5 170 $186 $188 years ($ in Millions) $182 $177 11% $172 5+ years 150 28% -50 bps -25 bps BASE +25 bps +50 bps Net Interest Income Change from base <1 year (1) NII and percentage change represents the base scenario of net interest income. The base scenario assumes (i) flat 52% interest rates over the next 12 months, (ii) that total financial instrument balances are kept constant over time and (iii) that interest rate shocks are instant and parallel to the yield curve

20 FY20-21 Goals • Continue focus on domestic commercial deposit growth via cross Net Interest • Increase loan portfolio yield while containing funding costs Deposits sale and by targeting new verticals/ Income to improve NIM niches for deposits • Increase domestic deposits and share of wallet from higher net worth international customers Noninterest • Continue simplification of operations to drive expense • Continue growth of domestic loans Expenses reduction initiatives by targeting selected customers and Loans verticals/niches for loans • Continue diversification between C&I • Continue expansion of wealth and CRE throughout our markets Noninterest management client acquisition and fee income Income initiatives, for both domestic and international customers Capital • Continue earnings accretion, and prudential focus on capital preservation Management in light of COVID-19 • Preserve asset quality • Enhanced loan portfolio Credit Quality monitoring in light of COVID-19 • Proactive assessment of ALL Committed to driving shareholder value

Supplemental Loan Portfolio Information

* Operational Response & Continuity 22 Remote Capabilities Working Status of Amerant Locations on site 14% Location Status Operations Center Open: Minimum staff Working remotely 86% Headquarters Open: Minimum staff NY/Dallas LPOs Closed: Working Remotely Transactions by Channel 80% 70% 89% Digital Transactions in 2020, Open: via drive-thru and by 60% Branches appointment - reduced schedule compared to 88% in 2019 and staff 50% 40% 30% 20% Employees working from branches and facilities 115 10% Employees with remote capabilities 708 Online Mobile POS Call Branch ATM Banking Center Teller * Data as of April 17, 2020 Digital Channels Other Channels

Loan portfolio by industry

23

(As of 03/31/2020) ($ in millions)	Real Estate	Non-Real Estate	Total	% Total Loans	Unfunded Commitments[8]
Financial Sector [1]	$ 5	$ 69	$ 74	1.6%	$ 17
Construction and Real Estate & Leasing:					
Commercial real estate loans	2,934	—	2,934	51.8%	246
Other real estate related services and equipment leasing [2]	37	69	106	1.9%	22
Total construction and real estate & leasing	**2,972**	**69**	**3,041**	**53.7%**	**268**
Manufacturing:					
Foodstuffs, Apparel	61	12	73	1.3%	3
Metals, Computer, Transportation and Other	19	83	102	1.8%	11
Chemicals, Oil, Plastics, Cement and Wood/Paper	25	30	55	1.0%	5
Total Manufacturing	**105**	**125**	**230**	**4.1%**	**20**
Wholesale [3]	167	511	678	12.0%	175
Retail Trade [4]	288	147	435	7.7%	19
Services:					
Communication, Transportation, Health and Other [5]	214	88	302	5.3%	33
Accommodation, Restaurants, Entertainment and other services [6]	101	49	150	2.6%	28
Electricity, Gas, Water, Supply and Sewage Services	6	9	15	0.3%	3
Total Services	**321**	**146**	**467**	**8.2%**	**65**
Primary Products:					
Agriculture, Livestock, Fishing and Forestry	—	—	—	—%	—
Mining	—	4	4	0.1%	—
Total Primary Products	**—**	**4**	**4**	**0.1%**	**—**
Other Loans [7]	571	168	739	13.1%	200
Total Loans	**$ 4,429**	**$ 1,239**	**$ 5,668**	**100.0%**	**$ 763**

(1) Consists mainly of finance facilities granted to non-bank financial companies.
(2) Comprised mostly of construction and real estate related services and equipment rental and leasing activities
(3) Food wholesalers represented approximately 44%
(4) Gasoline stations represented approximately 60%
(5) Healthcare represented approximately 58%
(6) Consist mainly of restaurants, entertainment, and other repair and maintenance services
(7) Primarily residential, consumer loans, and cash secured loans and loans belonging to industrial sectors not included in the above sectors, which do not individually represent more than 1 percent of the total loans portfolio
(8) Not all unfunded commitments are unilaterally available to borrowers. For example, certain revolving loans and asset based lending loans require borrowers provide additional collateral to access the full amount of the commitment

Highlights

- Diversified portfolio - highest sector concentration, other than real estate, at 12% of total loans
- 78% of total loans secured by real estate
- Main concentrations:
  - Wholesale - Food
  - Retail - Gas stations
  - Services – Healthcare, Hotels

Industries with escalated monitoring

24

Oil and Gas, Travel, Entertainment and Dining

(As of March 31, 2020) ($ in millions)	Real Estate	Non-Real Estate	Total	% Total Loans	Unfunded Commitments[(1)]
Extraction/Support	$ 1	$ 22	$ 23	0.4%	$ 5
Petrochemical	5	10	15	0.3%	—
Total Oil and Gas	**6**	**33**	**38**	**0.7%**	**5**
Arts, Entertainment, and Recreation	**36**	**—**	**37**	**0.6%**	**3**
Limited-Service Restaurants	8	11	19	0.3%	19
Full-Service Restaurants	10	1	11	0.2%	1
Other Food services	1	—	1	—%	—
Total Restaurants	**18**	**12**	**30**	**0.5%**	**19**
Repair and Maintenance	1	23	25	0.4%	2
Aircraft Engine and Engine Parts Manufacturing	—	8	8	0.1%	—
Other Support Activities for Air Transportation	—	5	5	0.1%	1
Other	—	—	1	—%	—
Total Aviation	**2**	**37**	**39**	**0.7%**	**3**
Cruise lines	**—**	**10**	**10**	**0.2%**	**—**
Total Loans	**$ 62**	**$ 92**	**$ 154**	**2.7%**	**30**

(1) Not all unfunded commitments are unilaterally available to borrowers. For example, certain revolving loans and asset based lending loans require borrowers provide additional collateral to access the full amount of the commitment

Highlights

Very limited exposure:

- Oil & Gas $38 MM (0.7% of total loans) – extraction support activities
- Arts, Entertainment and Recreation $37 MM (0.6% of total loans) - $27 MM Marinas and $8 MM Bowling
- Restaurants $30 MM (0.5% of total loans) - 62% Limited-service, 35% Full-service
- Aviation $39 MM (0.7% of total loans) - $8 MM short-term invoice discounts, rest is service and repair
- Cruise lines $10 MM (0.2% of total loans) – 180-day short-term invoice discounts

Industries with escalated monitoring 25 Commercial Real Estate (CRE) (As of March 31, 2020) % Total % Total Income Land and CRE Type FL TX NY Other Total CRE Loans Producing Construction Retail $ 656 $ 198 $ 302 $ — $ 1,155 39.4% 20.4% $ 1,144 $ 11 Multifamily 410 254 312 — 975 33.2% 17.2% 834 141 Office 320 50 78 — 447 15.2% 7.9% 447 — Hotels 210 — 52 — 261 8.9% 4.6% 196 65 Industrial 69 18 — — 88 3.0% 1.5% 88 — Land 8 — — — 8 0.3% 0.1% — 8 Total CRE $ 1,673 $ 519 $ 743 $ 16 $ 2,934 100.0% 51.8% $ 2,709 $ 225 Highlights • Conservative weighted average LTV 60% and DSC 1.6x • Strong sponsorship profile: 42% to top tier customers (multifamily 56%, retail 37%, office 34%, hotel 43%) • No significant tenant concentration in CRE retail loan portfolio, where the top 15 tenants represent 42% of the total. Major tenants include recognized national food and health retailers

Industries with escalated monitoring 26 CRE Hotels (As of 03/31/2020) Hotels 60% Hotels - LTV 50% 47% Boutique 40% 29% 30% Full 18% Service 20% 17% 37% 12% Limited 10% 5% Service 34% 0% 50% 50-60% 60-70% 70-80% 80% or or less more Highlights • CRE Hotel portfolio is limited to 27 properties majority in popular travel destinations such as Miami Beach (#9 / $98 MM) and New York (#2 / $52 MM) • Hotel construction borrowers are sophisticated sponsors with significant invested equity and resources. Only 3 construction loans remaining. • Up to March 31, 2020, Hotel construction borrowers have not yet seen delays in materials or labor shortages as a result of COVID-19

Industries with escalated monitoring 27 CRE Retail (As of 03/31/2020) CRE Retail(1) CRE Retail - Single Retail - LTV Tenant(1)(2) Theme/Festival Center Groceries 60% Education 12% 3% 9% Vacant Restaurant 3% 48% Community 4% 50% Center 14% 40% Neighbor hood Banking 8% Center 30% 19% Food and Health 21% 21% Retail 20% 37% Strip/ 9% Convenience Single Clothing 10% 31% Tenant 36% 24% —% 0% 50% 50-60% 60-70% 70-80% 80% or or less more (1) CRE retail loans above $5 million (2) Vacant consist of 1 loan in New York to a top tier customer with 59% LTV based on dark value and is expected to payoff within the next 45 days with a refinance loan from another financial institution, which is pending closing. Highlights • Florida and Texas are focused on neighborhood shopping centers or service centers with basic needs related anchor stores, as well as the retail corridor in Miami Beach • New York is focused on high traffic retail corridors with proximity to public transportation services

Appendices

Appendix 1 29 Non-GAAP Financial Measures Reconciliations The following table sets forth selected financial information derived from the Company’s interim unaudited consolidated financial statements, adjusted for certain costs incurred by the Company in the periods presented related primarily to tax deductible restructuring costs, the gain on sale of vacant Beacon Land in the fourth quarter of 2019 and the Company’s increase of its allowance for loan losses in 2020. The Company believes these adjusted numbers are useful to understand the Company’s performance absent these transactions and events. Three Months Ended, ($ in thousands) March 31, 2020 December 31, 2019 March 31, 2019 Total noninterest income $ 21,910 $ 15,971 $ 13,156 Less: gain on sale of vacant Beacon land — (2,795) — Adjusted noninterest income $ 21,910 $ 13,176 $ 13,156 Total noninterest expenses $ 44,867 $ 51,730 $ 51,945 Less: restructuring costs (1): Staff reduction costs 54 114 — Digital transformation expenses 300 — — Rebranding costs — — 933 Total restructuring costs $ 354 $ 114 $ 933 Adjusted noninterest expenses $ 44,513 $ 51,616 $ 51,012

Appendix 1 30 Non-GAAP Financial Measures Reconciliations (cont’d) Three Months Ended, ($ in thousands, except per share amounts) March 31, 2020 December 31, 2019 March 31, 2019 Net income $ 3,382 $ 13,475 $ 13,071 Plus after-tax restructuring costs: Restructuring costs before income tax effect 354 114 933 Income tax effect (74) 59 (201) Total after-tax restructuring costs 280 173 732 Less after tax gain on sale of vacant Beacon land: Gain on sale of vacant Beacon land before income tax effect — (2,795) — Income tax effect — 554 — Total after-tax gain on sale of vacant Beacon land — (2,241) — Adjusted net income $ 3,662 $ 11,407 $ 13,803 Net income $ 3,382 $ 13,475 $ 13,071 Plus: provision for income tax expense 890 2,328 3,577 Plus: provision for (reversal of) loan losses 22,000 (300) — Less: securities gains, net 9,620 703 4 Operating income $ 16,652 $ 14,800 $ 16,644 Basic earnings per share $ 0.08 $ 0.32 $ 0.31 Plus: after tax impact of restructuring costs 0.01 — 0.02 Less: after tax gain on sale of vacant Beacon land — (0.05) — Total adjusted basic earnings per common share $ 0.09 $ 0.27 $ 0.33

Appendix 1 31 Non-GAAP Financial Measures Reconciliations (cont’d) Three Months Ended, March 31, 2020 December 31, 2019 March 31, 2019 Diluted earnings per share (2) $ 0.08 $ 0.31 $ 0.30 Plus: after tax impact of restructuring costs 0.01 — 0.02 Less: after tax gain on sale of vacant Beacon land — (0.05) — Total adjusted diluted earnings per common share $ 0.09 $ 0.26 $ 0.32 Net income / Average total assets (ROA) 0.17% 0.68% 0.65 % Plus: after tax impact of restructuring costs 0.02% 0.01% 0.04 % Less: after tax gain on sale of vacant Beacon land — % (0.12)% — % Adjusted net income / Average total assets (Adjusted ROA) 0.19% 0.57% 0.69 % Net income / Average stockholders' equity (ROE) 1.61% 6.44% 6.87 % Plus: after tax impact of restructuring costs 0.13% 0.08% 0.38 % Less: after tax gain on sale of vacant Beacon land — % (1.07)% — % Adjusted net income / Average stockholders' equity (Adjusted ROE) 1.74% 5.45% 7.25 % Noninterest expense / Average total assets 2.27% 2.60% 2.58 % Less: impact of restructuring costs (0.02)% (0.01)% (0.05)% Adjusted Noninterest expense / Average total assets 2.25% 2.59% 2.53%

Appendix 1 32 Non-GAAP Financial Measures Reconciliations (cont’d) Three Months Ended, ($ in thousands, except per share amounts and percentages) March 31, 2020 December 31, 2019 March 31, 2019 Salaries and employee benefits / Average total assets 1.48% 1.81% 1.66 % Less: impact of restructuring costs — % (0.01)% — % Adjusted salaries and employee benefits / Average total assets 1.48% 1.80% 1.66 % Other operating expenses / Average total assets 0.79% 0.79% 0.92 % Less: impact of restructuring costs (0.02)% — % (0.05)% Adjusted other operating expenses / Average total assets 0.77% 0.79% 0.87 % Efficiency ratio 63.07% 76.94% 75.73 % Less: impact of restructuring costs (0.50)% (0.17)% (1.36)% Plus: net gain on sale of vacant Beacon land —% 3.33% — % Adjusted efficiency ratio 62.57% 80.10% 74.37 % Stockholders' equity $ 841,117 $ 834,701 $ 778,749 Less: goodwill and other intangibles (21,698) (21,744) (21,005) Tangible common stockholders' equity $ 819,419 $ 812,957 $ 757,744 Total assets 8,098,810 7,985,399 7,902,355 Less: goodwill and other intangibles (21,698) (21,744) (21,005) Tangible assets $ 8,077,112 $ 7,963,655 $ 7,881,350 Common shares outstanding 42,166 43,146 43,205 Tangible common equity ratio 10.14% 10.21% 9.61 % Stockholders' book value per common share $ 19.95 $ 19.35 $ 18.02 Tangible stockholders' book value per common share $ 19.43 $ 18.84 $ 17.54

Appendix 1 33 Non-GAAP Financial Measures Reconciliations (cont’d) (1) Expenses incurred for actions designed to implement the Company’s strategy as a new independent company. These actions include, but are not limited to reductions in workforce, streamlining operational processes, rolling out the Amerant brand, implementation of new technology system applications, enhanced sales tools and training, expanded product offerings and improved customer analytics to identify opportunities. (2) As of March 31, 2020, December 31, 2019 and March 31, 2019 potential dilutive instruments consisted of unvested shares of restricted stock and restricted stock units mainly related to the Company’s IPO in 2018, totaling 482,316, 530,620 and 786,213, respectively. These potential dilutive instruments were included in the diluted earnings per share computation because, when the unamortized deferred compensation cost related to these shares was divided by the average market price per share at those dates, fewer shares would have been purchased than restricted shares assumed issued. Therefore, at those dates, such awards resulted in higher diluted weighted average shares outstanding than basic weighted average shares outstanding, and had a dilutive effect in per share earnings.

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